SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2004

FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-15181 (Commission File Number)	04-3363001 (I.R.S. Employer Identification No.)

82 Running Hill Road
South Portland, Maine 04106
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (207) 775-8100

Item 5: Other Events
Ex-99.1 Press Release dated May 5, 2004

Item 5: Other Events

     On May 5, 2004 we announced the results of our Annual Stockholders’ Meeting held on May 4, 2004. The results were announced in our press release filed as Exhibit 99.1 to this report and incorporated herein by reference.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fairchild Semiconductor International, Inc.
Date: May 6, 2004	/s/ Robin A. Sawyer Robin A. Sawyer Vice President, Corporate Controller (Principal Accounting Officer and Duly Authorized Officer)